UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2017 (June 30, 2016)

NUZEE, INC.
(Exact name of registrant as specified in its Charter)

Commission File No. 333-176684

NEVADA	38-3849791
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

2865 Scott Street Suite 101 Vista, CA 92081
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code --  (760)295-2408

n/a
(Former Name or Former Address, in Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.
Audited financial statements of NuZee JAPAN Co., Ltd for the fiscal years ended January 31, 2016 and 2015 filed as Exhibit 99.1 hereto.

(b)     Interim Financial Statement of Business Acquired.
Unaudited financial statements of NuZee JAPAN Co., Ltd for the period ended July 31, 2016 filed as Exhibit 99.2 hereto.

(c)     Pro Forma Financial Information.
Unaudited Pro Forma, Consolidation Financial Statements of the Company and the accompanying notes as of June 30, 2016 filed as Exhibit 99.3 hereto.

(d)     Exhibits.
The exhibits listed in the following Exhibit Index are files as part of this current report.

Exhibit No.	Description
99.1	Audited financial statements of NuZee JAPAN Co., Ltd for the fiscal years ended January 31, 2016 and 2015
99.2	Unaudited financial statements of NuZee JAPAN Co., Ltd for the period ended July 31, 2016
99.3	Unaudited Pro Forma, Consolidation Financial Statements of the Company and the accompanying notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed hereunto duly authorized.

NuZee, Inc.

January 5, 2016	By:	/s/ Masateru Higashida
	Name:	Masateru Higashida
	Title:	President, Chief Executive Officer (Principal Executive Officer), Chief Financial Officer (Principal Financial Officer), Secretary, Treasurer, COO and Director